Exhibit 99.1 Investor Presentation June 2023 Questions? Contact us at ir@electriqpower.com 1

Confidentiality and Disclaimer This presentation (together with oral statements made in connection herewith, the Presentation ) is intended to provide confidential summary information about the business of Electriq Power, Inc. (“we,” “us,” “our,” “Electriq” or the “Company”) with respect to the proposed business combination (the Business Combination ) between the Company and TLG Acquisition One Corp. ( SPAC ) for informational purposes only. The information in this Presentation is not complete, comprehensive, or exhaustive and remains subject to change. This Presentation is not an offer to sell securities, is not soliciting an offer to buy securities, or make an investment, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is given as to the accuracy or completeness of the information in this presentation. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating your firm's participation in the potential financing, that you will not distribute, reproduce, disclose or use such information in any way detrimental to SPAC or the Company, and that you will return to SPAC and the Company, delete or destroy this Presentation upon request. Further, by accepting this Presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws, until such information becomes publicly available not as a result of any breach of such confidentiality obligation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. 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None of the Company, the SPAC or any other person are providing you with any legal, business, tax or other advice, and you should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision in connection with the Business Combination. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the definitive purchase agreement entered into in connection with the Proposed Transaction or an investment in securities in connection therewith, the definitive agreement shall control. To the fullest extent permitted by law, in no circumstances will SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of SPAC, the Company, or the proposed Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation are forward-looking statements, including statements concerning the Company’s expected capital needs, cash runway and use of proceeds. Forward-looking statements herein generally relate to future events or the future financial or operating performance of SPAC, the Company or the combined company expected to result from the Business Combination (the Combined Company ). For example, projections of future financial performance of the Company or the Combined Company, the Combined Company's business plan, other projections concerning key performance metrics, the proceeds of the Business Combination and the Combined Company's expected cash runway, the potential effects of the Business Combination on SPAC and the Combined Company, the satisfaction of closing conditions to the Business Combination and the timing of completion of the Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as may,” should,” expect,” intend,” will, estimate,” anticipate,” believe,” predict, project, target, “budget,” “forecast,” “could,” “continue,” plan, or potentially or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of the Company and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward- looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SPAC, the Company and its management, as the case may be, are inherently uncertain and subject to material change. There can be no assurance that future developments affecting the Company will be those that it has anticipated. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled Risk Factors Summary in the Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of SPAC and the Company described above. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements. In addition, no responsibility, liability or duty of care is or will be accepted by the SPAC, the Company or any other person for updating or revising this Presentation or providing any additional information to any recipient and any such liability is expressly disclaimed. Strictly Confidential / Not for Redistribution 2

Confidentiality and Disclaimer (Cont’d) Use of Projections This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding SPAC's and the Company’s ability to consummate the Business Combination, the failure of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. SPAC and the Company cautions that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled Forward-Looking Statements . While all financial projections, estimates and targets are necessarily speculative, SPAC and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Combined Company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither SPAC's nor the Company’s independent auditors registered public accounting firms have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors registered public accounting firms has expressed any opinion or provided any other form of assurance with respect to such projections. No Offer or Solicitation This Presentation shall not constitute a solicitation as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the Securities ) will not be registered under the Securities Act of 1933, as amended ( Securities Act ), and will be offered as a private placement to a limited number of qualified institutional buyers (as defined in Rule 144A under the Securities Act) or institutional accredited investors (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor SPAC is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the reasonableness, accuracy or reliability of such assumptions or the accuracy or completeness of any projections or modeling or any other information contained herein. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Finally, while the Company believes its research is reliable, such research has not been verified by any independent source and none of the Company, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but SPAC and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Relationship or Joint Venture Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either the Company, SPAC or the recipient to enter into any further agreement or arrangement, and each of the Company and the SPAC reserves the right to discontinue discussions or negotiations at any time for any reason or no reason. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, the Company or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein. Strictly Confidential / Not for Redistribution 3

Confidentiality and Disclaimer (Cont’d) This Presentation is not a substitute for the registration statement or for any other document that the SPAC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the SPAC, when they become available, through the website maintained by the SEC at http:// www.sec.gov. CONFIDENTIALITY NOTICE This Presentation is intended exclusively for the individual or entity to which it is addressed. This Presentation and the accompanying communication may contain information that is proprietary, privileged, confidential or otherwise legally exempt from disclosure. If you are not the named addressee, you are not authorized to read, print, retain, copy or disseminate this message or any part of it. If you have received this message in error, please notify the sender immediately either or reply to this e-mail and delete all copies of this message. Strictly Confidential / Not for Redistribution 4

TLG Acquisition One Corp. Overview Publicly listed SPAC led by a team of public company operators and domain experts committed to an active partnership with merger partner to drive long-term value Company Overview TLG’s Differentiated Value Proposition • Ticker: NYSE: TLGA • Officers / Directors have decades of public company operating, 20% governance, acquisition and integration experience • $80.0MM in Trust: 8.0 million shares of common stock (not including founder Battery Storage shares) currently outstanding • Technology industry veterans with deep domain expertise and a track- Attach Rate record of operating and investing experience • Distinguished Board of Directors with deep domain and operating = 200,000 units expertise across tech sectors • Reputation for driving long-term operational success through macroeconomic cycles • Extensive network of relationships to deliver additional capital and facilitate consummation of a business combination Executive Overview Michael Lawrie; Founder and CEO • Business & technology leader, strategist and change agent • Former CEO of three public companies – DXC Technology Company (NYSE:DXC), Misys plc and Siebel Systems Inc. David Johnson; CFO and Director • Corporate strategist & expert in M&A and related integration • Former Senior Advisor to & Senior Managing Director at the Blackstone Group Strictly Confidential / Not for Redistribution 5

Table of Contents 1. Introduction 2. Addressable Market & Strategy 3. Differentiated Solution 4. Financial Overview 5. Transaction Overview 6. Summary Strictly Confidential / Not for Redistribution 6

1. Introduction Strictly Confidential / Not for Redistribution 7

Electriq Company Overview Electriq Power (“Electriq”, or the “Company”) is a provider of intelligent energy storage and management solutions for the residential and small business markets. The Company combines hardware and software integrated energy storage into one offering that provides reliability and ease of use at an attractive end-point price to the customer. We passionately believe in distributed energy storage solutions to shape our world’s environmental and economic future Electriq’s solutions • Help to satisfy society’s energy requirement into the future • Integrate energy storage solutions across geographies • Enable access to clean energy storage for all Founded in 2014 in Silicon Valley • Capital-light and people-light strategy with ~650 trained installers at ~400 installation companies nationwide • Deployments in the U.S., Canada and Puerto Rico (1) $105MM of projected revenue in 2024 Backed by sustainable investors focused on transformative technologies 1. See details on page 41. Strictly Confidential / Not for Redistribution 9

Financial and Transaction Summary (1) • $105MM of projected revenue in 2024 • $300MM+ in expected project financing over a 30-month period secured from a major U.S. clean-energy company to support revenue growth • Targeting capital raise of $28MM ✓ Secured $8.5MM in debt financing ✓ Agreement in principle for $26.5MM of equity, including $18MM from SPAC Sponsor affiliates • Significant incentives offered to additional equity investors: o For every 2 shares of common participation at $10 each or through non-redemption, investors will also receive 1 preferred share with 15% (2) payment-in-kind dividends; mandatory redemption of preferred shares after three years for cash or common stock • $80MM of existing cash in trust at TLGA prior to redemption • Estimated transaction close • 3rd Amendment to S-4 filed June 8th, 2023 • Transaction targeted to close after effectiveness of S-4 registration statement 1. See details on page 41. 2. See details on page 35. Strictly Confidential / Not for Redistribution 9

Where Electriq Fits in the Energy Ecosystem CLOUD Electriq Fleet Management Software Network Operating Center (NOC) CLOUD Cloud technology transmits data between the end user and NOC for data monitoring and user management • Designed to enable optimized fleet CLOUD management and remove strain on the grid CLOUD Power Generating Assets / Grid Electriq PowerPod 2 (including consumer and Data is shared with utilities to offload installation software) power and remove stress from the grid CLOUD • Utilizes OpenADR solutions to communicate with installed products End User End-users with and without installed solar PV can benefit from Electriq battery storage for power Electriq resiliency and cost savings Grid Services • System designed to deliver backup, self-supply (Virtual Power Plant) and time-of-use options allows end users to reduce energy costs through efficient use of storage Strictly Confidential / Not for Redistribution 10

Significant Momentum Building in the Business (1) $300MM+ in Expected Project Financing Differentiated Go to Market Strategy Sustainable Community Sustainable Solutions “Electriq Power announced today it has entered 2022 - into a multi-year agreement with a major U.S. 2023 clean-energy company. The provider company, founded by one of the largest investors in clean • Signs and announces Access TAB energy infrastructure, provides a platform that MoU for solar and battery installations designs, proposes and finances solar and storage in the DC area 2021 projects nationwide.” • Signs and announces Barrio Electrico MoU for residential solar 2020 and battery systems in Puerto Rico The financing is estimated to be greater than $300 • PowerPod 2 launches with 2015 -• Signs agreement with New Channel million over 30 months, based on expected sales • Electriq announces UL9540 Partner in September 2022, a leading 2019 volumes, system size, and pricing contained in the additional equity owner and operator of distributed • Secures raise solar energy assets across the United agreement. The companies will jointly provide Sustainable States • Beta EP system is • Announces LFP Community operations including potential grid services over 25 deployed ESS (PowerPod 2) Networks deal in • Secured Sustainable Community years. Parlier, CA Networks agreement with Santa • IQ ESS launches • Adds to SunGage Barbara County and San Luis • Secures ~160 MWh and Sunlight Obispo Climate Coalition • Accepted into “This agreement is a key milestone in the of full battery Financial Powerhouse system supply and • Signed agreement with a third- availability of secure, affordable, and predictable Accelerator • Electriq becomes ~140 MWh of party project finance partner for energy to households across California. We are Open ADR 2.0 battery cells • Frank Magnotti Sustainable Community Networks certified excited to join forces with a major U.S. clean- projects for >$300MM of potential steps in as CEO • Opens Florida revenue expected to be earned • Electriq acquires energy company that brings together finance and headquarters and • PowerPod 1 over a 30-month period LillyPad & Emergent moves to larger launches technology, to provide customers with an all-in-one Microgrid facility in San • Negotiating Sustainable Community • Greensoil solution.” Leandro, CA Networks partnerships with additional • Electriq chosen for Investment infuses municipalities Marin Clean Energy series seed capital -Frank Magnotti, Electriq Power CEO ESS program 1. Electriq Power press release on March 16, 2023 Strictly Confidential / Not for Redistribution 11

2. Addressable Market & Strategy Strictly Confidential / Not for Redistribution 12

Giant Addressable Market Residential solar installs are growing rapidly in the U.S., with annual installed capacity forecasted to grow at ~15%, which implies a significant growth opportunity for Electriq’s battery systems U.S. Residential Solar Installed Capacity (GW) Electriq Implied Battery Unit Volumes (4) • 2023 & 2024 unit volumes and implied market share based on existing customer agreements • Hypothetical alternatives for 2025, assuming Electriq’s market share grows 0.5%-1.5% per year thereafter 78.7 70.7 Market Share Growth Case: 0.5% 1.0% 1.5% 63.2 56.4 49.7 22,627 43.3 19,311 37.7 15,994 23-’25 12,841 33.4 11,635 10,429 28.9 CAGR 24.5 20.0 244% 2024E 2025E 219% 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 191% Total U.S. Battery Storage Unit Installs (000s) (1) (2) • 2022 new battery attachment rate of 20% , with an estimated 2%-4% annual increase thereafter (3) • Retrofit annual attachment rate of 1% New Battery Storage Unit Installs Retrofit Battery Storage Unit Installs 351 299 332 252 74 0.4% 2.0% 2.5% 210 241 225 67 71 193 61 55 64 60 277 54 Market 231 261 191 155 177 166 0.4% 2.0% 3.0% 139 (5) Share 2022E 2023E 2024E 2025E 2022E 2023E 2024E 2025E 0.4% 2.0% 3.5% New Install 20% 24% 27% 30% Attach Rate Source: Bloomberg New Energy Finance (“BNEF”), Sunrun, SunPower and Sunnova company 3. Based on Electriq management estimate. 5. Based on total anticipated U.S. battery storage unit installs 2023E and 2024E; 2025E presentations and filings, Lawrence Berkeley National Laboratory. 4. Assumes (i) 1,100 forecasted systems in the MOUs/LOIs with Access Tab and Barrio market share percentages are based on the variable Market Share Growth Cases 1. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova investor Electrico are delivered, (ii) 1,100 forecasted systems among existing New Channel Partner (0.5%/1.0%/1.5% being added). presentations and earnings calls. customers and (iii) acquisition of approximately 2,600 homeowners in the Counties of 13 2. Figures in chart represent midpoint of estimated range. Santa Barbara and San Luis Obispo, the City of Parlier and surrounding areas. Strictly Confidential / Not for Redistribution

Regulatory Support of Energy Storage Strong and growing federal and state support for solar and storage industry, buoyed by recent Inflation Reduction Act legislation (1) (2) Federal Support Energy Storage Targets by State Maine At the federal level, President Biden signed into law the 400 MW by 2030 Inflation Reduction Act on August 16, 2022, which includes (4) New York $369 billion for Climate Change and Energy Security, including 6 GW Massachusetts tax credits and grants to make homes energy efficient: (3) by 2030 California 1 GWh 1.3 GW by 2025 by 2024 30% 10 years Connecticut ITC restored for solar and storage Extension of full PTC / ITC (or the 1 GW projects equivalent) values to at least 2032 by 2030 New Jersey Stand Alone Storage 2 GW Up to 20% Introduction of ITC for stand-alone by 2030 Bonus ITC for development in certain storage installs for first time, a jolt to low-income communities Virginia the retrofit market 3.1 GW Nevada by 2035 Industry Reactions 1 GW “This law will put millions more Americans to work, by 2030 ensure clean, renewable and reliable domestic energy is powering every American home, and save American consumers money.” – Heather Zichal, CEO, American Clean Power Association “[The law] features long-term investments in clean energy Select Utilities Offering Customers Storage Incentives: and new incentives for energy storage, which give solar and storage businesses a stable policy environment and the certainty they need to deploy clean energy…” – Abigail Ross Hooper, CEO, Solar Energy Industries Association 1. Senate Democrat’s Summary: The Inflation Reduction Act of 2022, SEIA Inflation Reduction Act Summary Report. 2. Energy Storage Targets by State, excluding those for California and New York, from Energy Storage Association’s Clean Energy Legislative Academy presentation in July 2021. 3. California Public Utilities Commission Energy Storage Overview. Strictly Confidential / Not for Redistribution 14 th 4. Governor Kathy Hochul’s January 5 , 2022 State of the State address.

Net Energy Metering Regulations Represent a Net Positive for Electriq • Residential Solar Installations • Could have a marginal impact on size of residential solar installations due to lower compensation for excess solar production How Net Metering Works • However, this will be offset by requirements for greater electrification 1 Solar panels • Residential Battery Storage generate electricity 3 • Strong positive for residential battery storage, so they can take advantage of Time of Use billing Excess energy from solar panels sent back to grid • Expected to drive higher battery attach rates on both existing and new solar installations 4 Utility credits electricity bill for • Low and Middle Income Consumers value of energy sent to grid • 70% of the $900M of state funding available in incentives for homeowners who adopt a solar plus storage system is targeted for low-income customers 2 Home uses electricity • Benefits to Electriq from solar panels and from the grid ✓ Strong tailwind for Electriq’s battery storage solution for new and existing solar installs ✓ Electriq’s software platform is uniquely positioned to enable Time of Use billing ✓ Low-income incentives will drive adoption across income brackets in partnership with Sustainable Community Networks and Sustainable Solutions channels Strictly Confidential / Not for Redistribution 15

Go-to-Market Strategy Electriq is focused on three primary go-to-market strategies to capture its large addressable market (1) Sustainable Community Networks (“SCN”) Sustainable Solutions White Label / Distributors / Other • Residential customers in municipalities and townships • Microgrid providers and homebuilders • Strategic partners with established B2C distribution channels for residential energy solutions • Drives immediate savings for consumers and acceleration • Focusing on clean installation and affordable price point of renewable target goals for municipalities • Energy storage complementary to Strategic partner’s • Modular design intended to fit a wide range of homes Customer existing offerings (e.g. generators / backup) • Focus on under-resourced communities Overview New • Potential use cases include residential electric vehicle Channel Partner charging Anticipated ~22% ~27% ~$15,000 ~$28,000 Unit Gross Gross Unit Price Unit Price (2) Economics Margin Margin Sustainable Solutions Sustainable Community Networks FY24 Unit Volume Projection: 2,184 FY24 Unit Volume Projection: 2,592 FY24 Revenue FY24 Gross Profit FY24 Revenue FY24 Gross Profit $41mm $41mm Projected 2024 Revenue / Gross Profit $33 mm (2) $38mm $10mm Mix $38mm $10mm $9 mm $16 mm $72 mm 1. Formerly known as Microgrid go-to-market strategy. Strictly Confidential / Not for Redistribution 16 2. See details on page 41. Sustainable Community Networks reflects expected average system size in FY2024.

Sustainable Community Networks Case Study: Santa Barbara County Electriq signed an agreement with Santa Barbara County in Fall 2022 to partner with the municipality to provide sustainable and resilient solar microgrids to the historically underserved community For every $1 of battery revenue Electriq Designed for Success Across the Program receives in Sustainable Community Networks, it receives another ~$2 of other Municipality Wins upfront revenue (solar, installation & • Offers their constituents discount to current utility rates development fees) and an additional ~$1 • Gains revenue stream without any out-of-pocket expense of high margin software, services and • Promotes renewable energy, contributing to California’s goals Virtual Power Plant (“VPP”) revenue over time Homeowner Wins • Solar and battery storage at no upfront costs (1) • Customer savings of 10%+ from comparable utility rates • Gains backup system in the event of a grid outage Solution Gross Margin • 20-year+ PPA helps to establish a predictable energy price Project Finance Partner Wins Upfront - PowerPod • Designed to provide recurring, stable cashflows over 20+ years 2, Solar, Installation ~22% • Tax credit advantages: Federal ITC, accelerated depreciation & Development • Desirable risk-adjusted returns Electriq Wins • Acts as developer for municipal projects Longer Term Target - Fleet Management • Deploys energy storage systems in geographic concentrations ~ 50% - 90% Software and Virtual • Retains rights to use batteries for demand response (VPP) Power Plant • Recurring revenue for fleet management services and software Source: Company materials. 1. Compared to Southern California Edison time-of-use residential rate plans. Strictly Confidential / Not for Redistribution 17

Sustainable Community Networks: Major Opportunity in California (1) Addressable Market of over $4.2 billion Totals • Addressable Market: 3,036k • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 151,800 • Potential Revenue: $4,250MM Sierra Foothills (PGE) • Addressable Market: 142k • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 7,100 • Potential Revenue: $199MM Greater San Joaquin (PGE) Central CA Counties (SCE) • Addressable Market: 695k • Addressable Market: 1,559k • Anticipated Home Signup: 5.0% Parlier • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 34,750 • Anticipated Home Signup #: 77,950 • Potential Revenue: $973MM • Potential Revenue: $2,183MM San Luis Obispo Santa Barbara San Diego County (SDGE) Imperial Irrigation District • Addressable Market: 565k • Addressable Market: 75k • Anticipated Home Signup: 5.0% • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 28,250 • Anticipated Home Signup #: 3,750 • Potential Revenue: $791MM • Potential Revenue: $105MM 1. Addressable Market represents number of households (per Census.gov) x 50% owner-occupied rate; Revenue assumes $28,000 per home based on a 5,500-Watt solar / 10kWh battery system size. Strictly Confidential / Not for Redistribution 18

Sustainable Solutions: Case Studies (1) ~$33MM of Sustainable Solutions revenue expected in FY2024 Customer Overview Agreement Engagement Model and Volumes For every $1 of battery revenue Electriq receives in Sustainable • Electriq and Access will collaborate to establish the ecosystem Solutions, it receives another Memorandum of that will own, market, sell, install, operate and maintain rooftop ~$0.15 of other upfront revenue Minority-owned Understanding solar panels on commercial and residential buildings along (installation & development business developing signed in Apr. 2022 with home battery systems real estate and solar for solar and battery fees) and an additional ~$0.35 of • Projects initially targeting home battery and rooftop solar projects across the storage installations high margin software, services installations in ~1,000 or more locations within a 24-month Washington, DC area in the Washington, and Virtual Power Plant revenue period D.C. area over time • Customer orders began shipping in the second half of 2022 Gross • New Channel Partner has launched an energy storage A leading owner and Solution New Master Installation Margin program to offer residential energy storage systems to its operator of distributed Channel Partner Agreement signed portfolio of over 50,000 owned and 80,000 managed and solar energy assets in September 2022 maintained solar systems across the United Upfront - States PowerPod 2, • The current forecast is approximately 1,100 systems in FY24 ~27% Installation & Development • Committed financing for 300 systems and business plan to Longer Term Nonprofit that develops install ~1,000 residential solar systems and up to 1,600, Memorandum of Target - Fleet and operates residential subject to availability of investment funds – includes Understanding Management solar systems in Puerto ~ 50% - 90% expectation to use Electriq’s PowerPod 2 in those systems signed in Mar. 2022 Software and Rico Virtual Power • Customer orders began shipping in the second half of 2022 Plant 1. Assumes (i) 1,100 forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered and (ii) 1,100 forecasted systems among existing New Channel Partner customers. Strictly Confidential / Not for Redistribution 19

3. Differentiated Solution Strictly Confidential / Not for Redistribution 20

Differentiated and Integrated Solution PowerPod 2 Grid Services Fleet Management (Virtual Power Plant) Software Analytics and insights on energy Automated demand response Rechargeable home battery and production, consumption and solutions to reduce implementation home energy management solution storage data costs and improve interoperability ✓ OpenADR for access to any ✓ Stores energy from solar or the grid✓ Smart home energy monitoring Automated Demand Response tools for homeowners program ✓ Simplified installation and system ✓ Uses stored energy to lower energy verification costs and provide backup power✓ PowerADR for aggregation of fleet + + storage systems ✓ Proprietary algorithms use factors such as historic usage patterns, ✓ Modular design to fit any size home ✓ Dense geographic deployments solar production and utility rates to boost the transmission & distribution optimize forecasting benefits for Virtual Power Plants Strictly Confidential / Not for Redistribution 21

Electriq’s Differentiated Technology Solution • Embracing industry standards like Open Automated Demand Response (Open ADR) is designed to ensure seamless, secure and reliable integration with a variety of grid services partners • Allows Electriq the ability to monetize and broker storage assets for grid services / Virtual Power Plants Cloud Enabled • Allows customers to switch between energy arbitrage, backup power and self-supply modes automatically Software Platform to achieve personal goals • Cloud telemetry and control supports increased security as well as additional potential forward integrations into smart cars, smart homes and cooperative exchanges • System designed to continue to operate autonomously and safely based upon “last strategy” if / when cloud software platform becomes unavailable • Exclusive use of cloud services enables more reliable availability (no company data centers) System Reliability • Multiple safeguards, including solar control, are designed to protect the system from overloads • Can be integrated with fuel generators and fuel cells to efficiently manage fuel consumption, reduce noise and extend useful life Available in Both • Excellent fit for combined solar + storage installations (DC) as well as retrofitting existing homes with solar AC & DC Formats to include battery storage (AC) • Wide range of inverters, switches and batteries due to open hardware agnostic architecture • UL 9540 certification for “factory-in-the-field” installation Ease of Installation • Shipped on a modular basis, simplifying installation for trained technicians Indoor or Outdoor • Certified NEMA 3R for weather-resistant outdoor installation Application • State-of-the-art cellular Internet of Things (IoT) connectivity out of the box designed to enable simpler Dual-band installation and provides basis for providing grid services Service Level Agreements (SLAs) Connectivity • 4G LTE, Wi-Fi and Ethernet capabilities provide extensive communications redundancy Strictly Confidential / Not for Redistribution 22

Installation Differentiation Electriq is UL certified for factory in the field and recommended by installers for its safety and user friendly interface UL 9540 Certification Quick Installation • UL 9540A Test Method was developed to address safety concerns • PowerPod 2 is believed to be the first residential energy storage identified by the building codes and the fire service in the United States system with UL 9540 certification where the “factory is in the field” • Addresses the following: • PowerPod 2’s modular design and our installation app provide for an overall efficient installation: – BESS installation instructions – Installation ventilation requirements – Only requires one installer – Effectiveness of fire protection (internal or external) – Delivered with skid for easy assembly – Fire service strategy and tactics – Electriq PowerTools phone app provides step-by-step instructions to guide • PowerPod 2 certification the installer and customer through the installation process – Passed UL 9540Atest; fully certified for battery fire safety Source: Company website and UL. Strictly Confidential / Not for Redistribution 23

1,360 mm 1,270 mm Electriq’s Near-Term Technology Enhancements Hub-of-the-Home System • Acts as a Hub-of-the-Home – standing between utility and homeowner and helping both manage power costs and consumption • Integrates with existing smart appliances and home management solutions (e.g. Google Hub-of-the-Home Home, Alexa), including EVs • Allows Electriq the ability to monetize storage assets for grid services / Virtual Power Plants • Addresses growing duck curve challenges in California • Fleet management that will provide features such as forecast of future capacity, weather Enhancements to overlay, KPIs, advance alert system, among others Fleet Management • Will be available to customers in different pricing tiers and service levels Software • Local demand forecasts, rate tables and battery capacity forecasts for grid providers 20 kW System Today Future 20 kW System 760 mm 700 mm • The future redesigned enclosure will allow Electriq to fit more battery modules in a single enclosure resulting in cost reduction and 37% wall space savings Single Space • Removes the need for battery harness extensions and conduits to add-on boxes Saving Enclosure • Strong relationship with both battery suppliers (CATL / Zhongeng and Topband) to produce Wall space required : 2,119 mm (6.95’) Wall space required : 1,326 mm (4.35’) battery packs to fit in the redesigned enclosures eSIM (ATT, T-Mobile) + Verizon Verizon (North America) (US only) (1) • Introducing a new eSIM which automatically switches between the 3 largest operators to Integrated access whichever provides the best signal strength while reducing the number of SKUs for Rogers Cellular + Ethernet Electriq to stock (Canada partial) Connectivity • Increased reliability via Ethernet connectivity compared to WiFi, which is more susceptible AT&T to signal interference and procurement, security and installation issues Ethernet Connectivity (US/Puerto Rico/Canada) 1. AT&T, T-Mobile and Verizon. Strictly Confidential / Not for Redistribution 24 Current Redesigned

Product Manufacturing Overview Purchase & Shipping • Electriq specifies product requirements and LFP Batteries purchases components; a freight forwarder is utilized to ship (via boat) from China to the U.S. (1) • Over 7,000 units of battery capacity secured • Additional component suppliers being evaluated and qualified Inverter Enclosure PowerPods Enclosures B2B Sales Channels Electriq’s Warehouse • PowerPod assembly software ensures all assembled components and cable harnesses are activated and operational before they are palletized and sent to customers PowerHub 1. Assumes a unit size of 15kWh. Strictly Confidential / Not for Redistribution 25

Supply Chain Sourcing Strategy Status of Securing Expected Timing Key Components Principal Supplier Second Source Strategy Second Source for Second Source • Contract signed (1) • Ensure availability Battery Packs • UL certification • Deliveries have begun • Reduce cost achieved • For AC coupled: • Q4 2023 (depending • Ensure availability Inverters evaluating SMA (high on product roadmap • Geographic diversity quality supplier) decisions) • Two likely sources • Q3 2023 (depending identified Actno (Taiwan) • Ensure availability on roadmap decisions Enclosures • First sample from Redstone (Mexico) • Geographic diversity and scalability Actno received for requirements) evaluation • Ensure IoT cellular PowerHub Hybrid = cell module + • Conceptual - requires availability / • TBD Module BYD larger investment affordability 1. The company is currently in discussions with supplier to extend the supply agreement for CATL batteries. Strictly Confidential / Not for Redistribution 26

4. Financial Overview Strictly Confidential / Not for Redistribution 27

(1) Financial Snapshot Units Sold Revenue (# of Units) ($ in millions) FY24: 4,776 units $104.8 FY24: $104.8 4,776 $34.2 1,637 $28.9 1,545 $23.5 1,311 $19.9 1,077 $18.2 973 $16.0 843 320 $3.4 2021 2022 2023 2024 Q1 Q2 Q3 Q4 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Gross Profit and Margin % Adjusted EBITDA ($ in millions) ($ in millions) ($2.1) ($3.4) $24.8 ($4.8) FY24: $24.8 ($5.5) Margin: 24% ($8.9) ($15.7) ($16.1) FY24: ($15.7) $8.4 $6.9 $5.4 $4.0 $2.5 ($25.4) $0.4 $0.4 2021 2022 2023 2024 Q1 Q2 Q3 Q4 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Note: Actuals through Q1 2023; all other periods are estimates. Totals may not add due to rounding. 1. See page 41 for assumptions and additional detail. Strictly Confidential / Not for Redistribution 28

Projected Revenue Mix Through upfront hardware sales, Electriq is creating a platform that is designed to generate substantial, recurring high margin software and services revenue Potential Revenue Mix from Sustainable Solutions Projected Shift in Revenue Mix Upfront Installation & Sustainable White Label / Development Fee Sustainable Solutions Recurring Software & Distributors / Other 11% Solutions 11% 89% Services Revenue 31% (2) 23% 2022 – 2024 (1) Higher Margin 2024 2022 Sustainable Community Sustainable Networks begins to scale Communities Network Upfront Battery 69% Revenue 66% Potential Revenue Mix from Sustainable Community Networks Sales Revenue Per Unit Sold $ 21,947 Upfront Solar, Recurring Software Installation, and & Services Revenue Recurring Revenue Development 24% Revenue Per Unit 51% Software and Services increases as Sustainable Community Networks revenue in Sustainable becomes a larger share Community Networks term $ 9,758 sheet creates a potential ~$100MM stream of high (3) margin revenue over time Upfront Battery Revenue 25% 2022 2024 Note: Annual actuals are audited through FY 2022. All other periods are estimates. 1. Assumes (i) 1,100 forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered, (ii) 1,100 systems among existing New Channel Partner customers and (iii) acquisition of approximately 2,600 homeowners in the Counties of Santa Barbara and San Luis Obispo, the City of Parlier and surrounding areas. 2. Based on 10-year warranty life for battery units. Strictly Confidential / Not for Redistribution 29 3. Illustrative revenue for ~8,000 units deployed under 25-year power purchase agreements.

Business Models Proven, Market Demand Strong, Scaling in Process Segment Item Timeframe Status and Next Steps Progress Risk Mitigation Pilot Projects with: Marin Clean Energy (CA), Lessons learned, process mapping, Pilot Phase 2021-2022 Barrio Electrico (Puerto Rico), Access TAB baselines and metrics established, (Washington DC), and CUC process improvements Sustainable Signs New Channel Partner contract Solutions (1) Scale Phase 2022 Hired seasoned executive and BD $33MM revenue expected in 2024 Execute and expand on Sustainable Solution personnel 2023+ opportunities Parlier, CA master agreement in place, targeting Lessons learned, process mapping, Pilot Phase 2021-2022 3%-5% customer acquisition over a 30-month baselines and metrics established, period process improvements Executed Santa Barbara County master Scale Phase agreement; Signed agreement with SLO Climate Sustainable (2) $4.3B opportunity with $72MM Coalition to deliver solutions to San Luis Obispo Community revenue expected in 2024 2022-2023 County; Signed agreement with a third-party Networks Hired seasoned executive and BD project finance partner for SCN projects for personnel >$300MM of potential revenue over 30 months 2023+ Expand on Sustainable Community Networks opportunities Forwardly reserved capacity, multiple Secure Supply 2022-2023 12+ months supply secured suppliers (as listed on Supply Chain Sourcing Strategy on page 27) Supply Chain Scale Product Production (3) Multiple shifts possible Current capacity single shift 638 2023-2024 Increase production to 1,000+ units/mo (target) Lean consultant efficiency units/mo; max achieved 414 units/mo 1. Assumes (i) 1,100 forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered and (ii) 1,100 systems among existing New Channel Partner customers 2. Based on assumed acquisition of approximately 2,600 homeowners in the Counties of Santa Barbara and San Luis Obispo, the City of Parlier and surrounding areas. 3. Company estimated takt time. Strictly Confidential / Not for Redistribution 30

5. Transaction Overview Strictly Confidential / Not for Redistribution 31

Transaction Overview Transaction Structure Pro Forma Capitalization and Ownership ($mm) • TLG Acquisition Corp. to merge with Electriq at a pro-forma Enterprise Value of Existing Electriq Shareholders $275 $367mm (3.5x 2024E Revenue) Existing SPAC Shareholders 2 (1) New Equity 13 • SPAC Sponsor Shares (2) SPAC Sponsor / Mike Lawrie 54 – 8.3mm shares and 4.7mm warrants forfeited (3) Loan Conversion 13 • Electriq shareholders roll 100% of equity and $10.1MM of existing debt rolling Equity Value $356 over to equity Less: Cash to B/S (17) (4) Plus: New Preferred 27 Enterprise Value $367 SPAC Loan Sources & Uses ($mm) Sponsor / Conversion Mike Lawrie 4% New Cash Sources 15% Existing SPAC Shareholders $2 New Equity SPAC Sponsor / Mike Lawrie 15 4% New Equity 12 Existing SPAC Total Sources $28 Shareholders 0% New Uses Cash to Balance Sheet $17 Existing Debt Payoff 4 Existing Transaction Expenses at Closing 7 Electriq Shareholders Total Uses $28 77% Note: Includes no assumption for any excise tax potentially due under the Inflation Reduction Act. Excludes potential dilution from outstanding and to-be-issued options and warrants. Presented for illustrative purposes only and capitalization reflects a $10 per share nominal price. Figures may not add due to rounding. 1. Assumes 1.3mm common shares related to $11.5mm of New Equity 2. Assumes 1.8mm common shares related to $15mm of New Equity, 1.1mm common shares related to the conversion to equity an $8.5mm existing loan to Electriq Power, 0.8mm common share related to $8.3mm of certain transaction costs that converted to equity, and 1.7mm common shares for existing Sponsor & affiliates founder shares. To the extent the Company is unsuccessful in raising $28mm, Mr. Lawrie has agreed to fund up to $3mm of New Equity. If Mr. Lawrie were to fund $3mm of New Equity, he would receive 0.3mm common shares (which is currently reflected in New Equity in both the Sources & Uses and Pro Forma Capitalization and Ownership). 3. Assumes 1.3mm common shares related to the conversion to equity a total of $10.1mm in existing loans to Electriq Power 32 4. Assumes 2.7mm preferred shares: 1.4mm related to $28.0mm of New Equity, 0.4mm related to the conversion to equity Sponsor’s $8.5mm existing loan to Electriq Power, 0.4mm related to $8.3mm of certain Sponsor transaction costs that converted to equity, and 0.5mm related to the conversion to equity a total of $10.1mm in existing loans to Electriq Power.

Identifying Electriq’s Comparable Universe Key Criteria for Determining Best Comps Comparable Universe • Leaders in residential battery storage Distributed Solar / Storage & Ancillary Equipment • Large addressable markets • High-growth financial profiles • Disruptive, renewable technologies • Focus will be on growth and margin profile and competitive moat / differentiators Strictly Confidential / Not for Redistribution 33

Valuation and Operational Benchmarking EV / FY 2024 Revenue Enterprise Value ($mm) $367 $700,166 $25,464 $16,152 $14,217 $8,418 $8,361 $4,218 $2,071 $1,281 $95 Mean: 4.3x Median: 4.8x 8.2x 6.6x 6.0x 5.4x 5.4x 4.3x 3.5x 3.2x 1.9x 1.5x 0.9x FY 2024 / FY 2023 Revenue Growth Mean: 47% Median: 25% 429% 256% 42% 37% 29% 26% 23% 22% 13% 9% 6% Source: Electriq company projected financials, public company filings, Capital IQ as of 5/31/2023. Strictly Confidential / Not for Redistribution 34

TLG Acquisition One Corp. / Electriq Power Equity Term Sheet • Electriq Power Holding, Inc. (post-transaction parent company) Issuer Security • Class A Common Stock; Preferred Stock (Incentive) • New capital commitment / non-redemption for existing investors Target Investors Target Investment $ • $28 million Price Per Share • $10.00 per share, pre-incentive; Downside protection to $2.40 per share, post-incentive Use of Proceeds • Growth Capital, General & Corporate Purposes Equity Value Pre-Money • $275 million (2.62x 2024 Estimated Revenue of $104.8 million) – excluding new capital • For every 2 shares of Class A common stock purchased at $10 each or through non-redemption, investors will also receive 1 preferred share • Features of preferred stock are as follows: • No incremental cost Incentive Structure • 15% coupon, payment-in-kind • Mandatory redemption after 3 years; accrued value of $15.21 in cash or converted to common stock at the choice of the investor at prevailing stock price at that time • Common Stock – 25% @ 3 months; 75% at 9 months Lock-up Period • Preferred Stock – 3 years • NYSE Listing(s) • All documents herein shall be governed by the laws of New York Governing Law Strictly Confidential / Not for Redistribution 35

6. Summary Strictly Confidential / Not for Redistribution 36

Summary Highlights • Residential solar install annual capacity forecasted to grow at ~15% in the Gi Gia an ntt Ad add dr re es ss sa ab blle e (1) U.S. from 2020 – 2030 m Ma ar rk ke et t (2) • New battery attachment rate of 20% , increasing 2% - 4% each year • Integrated solution seamlessly combines hardware, installation and Integrated Solution software platform and Differentiated Go • Electriq partners closely with local Municipalities (“Sustainable Community Networks”) and Microgrids (“Sustainable Solutions”) for a to Market Strategy differentiated Go to Market strategy ✓ Secured agreement with Santa Barbara County in 2022 Strong Customer and ✓ Secured agreement with San Luis Obispo Climate Coalition in 2023 (3) ✓ Access Tab, Barrio Electrico and New Channel Partner signed in 2022 Partner Momentum • In discussions with additional Municipalities and Microgrid partners ✓ $300MM+ in expected project financing over a 30-month period Key Project Financing secured from a major U.S. clean-energy company in Mar’23 Secured (3) • Supports $105MM of est. revenue in 2024 ✓ Secured $8.5MM in debt financing ✓ Agreement in principle for $26.5MM of equity; significant incentives for Finalizing Debt and additional new equity Equity Financing • $80MM of existing cash in trust at TLGA prior to redemption • Led first smart grid company to go public (2007) with 6 GW of demand Leading Management response • Pioneers in the Virtual Power Plant space with a diverse senior Team management team 1. Per BNEF. 2. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova investor presentations and earnings calls. 3. Includes master agreement with Santa Barbara County, San Luis Obispo Climate Coalition and City of Parlier and New Channel Strictly Confidential / Not for Redistribution 37 Partner and MOUs / LOIs with Access TAB and Barrio Electrico..

Electriq’s Leading Management Team Supported by a Board of Directors with deep industry and leadership experience • Founded Comverge, a pioneer of virtual power plant and virtual peaking Frank Magnotti capacity contracts with utilities and ISO’s 6 GW of demand response to ~5MM CEO homes; Believed to be the first pure play smart grid company to go public Years of Experience: 38 years• General manager of utility solutions at AT&T and program manager at Bell Labs • Joined Electriq after successfully completing an exit transaction at Petrina Thomson Curvature working as VP & Chief Accounting Officer CFO • Formerly North American Controller at Tyco (now Johnson Controls Years of Experience: International plc) and Senior Director, Finance at Sun Microsystems, 32 years Inc. (now Oracle Corp.) Jim Van Hoof Jan Klube Ozlem Fonda Troy Anatra Frank Evans Pravin Bhagat Chief Operating Officer Chief Technology Officer Chief Human Resources Officer Chief Commercial Officer Chief Services Officer Chief Marketing Officer Representative Prior Experience Strictly Confidential / Not for Redistribution 38

Appendix Strictly Confidential / Not for Redistribution 39

California Net Energy Metering Regulations Update What is Net Energy Metering? The Push for Reform • Net Energy Metering (“NEM”) is a billing mechanism for California’s investor-owned electric • Some argued that the NEM 2.0 regime was misaligned with California’s grid reliability and utilities whereby customers who install on-site generation such as rooftop solar are eligible to climate change goals receive financial credit on electricity bills for any surplus generation sent to the grid • NEM customers intermittently import and export energy throughout the day without • Utility credits customer for the value of energ20% y exported at prevailing electricity rates consideration for when energy is needed the most • NEM has been active for over 20 years, with modifications from time to time • Output from solar declines in the evening peak hours resulting in ramped up generation from Battery Storage fossil gas plants, increasing greenhouse gas emissions • Opponents argue that NEM 2.0 disproportionately burdened non-solar customers Attach Rate How Net Metering Works • Solar customers viewed as relying on the grid during peak hours while avoiding payment = 200,000 units 1 for the maintenance of infrastructure Solar panels • Higher income customers are more likely to own solar systems generate electricity 3 Excess energy from solar panels sent back to grid In December 2022, the California Public Utilities Commission adopted their latest iteration of the NEM rules, dubbed NEM 3.0, which significantly supports the push for co-located battery 4 storage with residential solar stations. The package includes: Utility credits electricity bill for Switch to Time of Use (“TOU”) billing whereby credits received by homeowner ✓ value of energy sent to grid are the highest during peak hours Homeowners with storage can store energy during off-peak hours, exporting ✓ when TOU pricing is highest Under NEM 3.0, average 2 Additional credits available to customers who install solar plus storage in the residential customers installing ✓ next 5 years Home uses electricity solar paired with battery storage from solar panels and will save at least $136 per month $900M of state funding available in incentives for homeowners who adopt a solar ✓ from the grid during the first year plus storage system, 70% of which is targeted for low-income customers California’s recently adopted NEM 3.0 rules could be a catalyst for the residential storage industry Source: Decision 22-12-056, Decision Revising Net Energy Metering Tariff and Subtariffs, issued 12/19/2022; California Public Utilities Commission Fact Sheet, Modernizing NEM to Meet California’s Reliability and Climate Goals published 11/10/2022. Strictly Confidential / Not for Redistribution 40

(1)(2) Income Statement ($ in millions) Revenue FY22A FY23E FY24E System Revenues 16.0 19.8 104.7 Virtual Peaking Capacity Revenues – – – Other Revenues (Tier 3 Support, O&M, PPA, Warranty) – 0.1 0.1 Total Revenues $16.0 $19.9 $104.8 COGS System COGS (15.6) (16.9) (80.0) O&M COGS – (0.0) (0.0) Other COGS – (0.4) 0.0 Total COGS ($15.6) ($17.3) ($80.1) Gross Profit $0.4 $2.5 $24.8 Gross Margin 3% 13% 24% Expenses Research & Development (3.3) (5.0) (5.7) Sales & Marketing (3.8) (7.9) (15.1) General & Administrative (11.8) (15.2) (20.0) Income / Loss From Operations ($18.5) ($25.6) ($16.0) Other Income / (Expense) 0.0 0.0 (0.1) Interest expense (2.1) (2.0) – Other Miscellaneous Income / (Expense) (0.0) 12.2 – Financial Instruments Revalue / Remeasurement Expense (31.7) (1.5) – Net Income ($52.3) ($16.9) ($16.1) Add back: Depreciation & Amortization 0.2 0.2 0.4 Other Income / (Expense) (0.0) (0.0) 0.0 Interest expense 2.1 2.0 – Financial Instruments Revalue / Remeasurement Expense 31.7 1.5 – Other – (12.2) – Stock Compensation Expense 2.3 – – Adjusted EBITDA ($16.1) ($25.4) ($15.7) Adjusted EBITDA Margin (100.6%) (128%) (15%) 1. Annual actuals are audited through FY 2022. All other periods are estimates. Certain figures may not add due to rounding. 2. Assumes (i) 1,100 forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered, (ii) 1,100 systems among existing New Channel Partner customers and (iii) acquisition of approximately 2,600 homeowners in the Counties of Santa Barbara and San Luis Obispo, the City of Parlier and surrounding areas. 41 Strictly Confidential / Not for Redistribution

(1) Net Working Capital Estimates Total Inventory Balance ($MM) Receivables Balance ($MM) $31.1 $31.1 $29.9 $29.2 $26.9 $23.9 $19.5 $19.1 $26.0 $26.1 $24.8 $24.2 $21.9 $18.9 $14.5 $14.1 - - - - - - - - $5.0 $5.0 $5.0 $5.0 $5.0 $5.0 $5.0 $5.0 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Prepaid Expenses - Inventory Deposits Inventory (2) Accounts Payable ($MM) Net Working Capital ($MM) 1. Estimates based on company projected financials. 2. Net Working Capital = Current Assets (excluding cash) less Current Liabilities, excluding intercompany balances. Strictly Confidential / Not for Redistribution 42

Risk Factors • Electriq is a relatively new company with a history of losses, and we expect to incur significant expenses for the foreseeable future. We cannot be certain that we will achieve or sustain profitability. • Electriq’s limited operating history and its rapidly evolving industry make it difficult to evaluate Electriq’s business, the risks and challenges it may face and future prospects. • Electriq’s operating and financial results and growth forecast rely in large part upon assumptions and analyses developed by Electriq. If these assumptions or analyses prove to be incorrect, Electriq’s actual operating results may be materially different from Electriq’s forecasted results. • The energy storage industry is highly competitive and rapidly changing. Our business may be adversely affected if we cannot adapt quickly and effectively. • A recession could reduce demand for our products and materially harm our business. • Potential tariffs or a global trade war have increased our costs and could further increase the cost of our products. • Almost all of our revenues in 2020, 2021, and 2022 were derived from two customers, and one of our customers accounted for greater than 85% of our revenue in 2022. This customer has notified a supplier of ours that it is exiting the residential battery storage business and thus was ending their customer relationship with us. Accordingly, we do not expect to generate any revenues in 2023 and 2024 from that customer relationship. • Electriq may not realize the full amount of revenue estimated to be potentially generated over a 30-month period under a project financing agreement entered into with a major U.S. clean-energy company. This revenue will be realized only after the clean-energy company approves particular project proposals; the clean-energy company may decline to approve projects in its sole discretion. If we do not propose projects with a sufficient value, or if the clean-energy company declines to approve projects we propose, there is a risk that we will not generate the revenue that we expect to generate from that financing agreement and that we will fail to meet our revenue and other projections. • There is no assurance that non-binding letters of intent and memoranda of understanding included in our projections will be converted into binding contracts. Our counterparties may cancel or delay entering into contracts based on the non-binding letters of intent and memoranda of understanding. We expect to derive a large portion of our revenue from installations that are associated with contracts with government entities. Contracts with government entities are subject to a number of challenges and risks. If we are unable to enter into such contracts on a timely basis, our growth, revenue and results of operations may not meet our projections. • We rely on a small number of third party suppliers. This reliance on third parties increases the risk that necessary components of our products may not be delivered according to our schedule and at prices, quality levels and volumes acceptable to us. • We have projected that the majority of our revenue in 2023 and 2024 will be derived from Sustainable Community Networks. We have not generated any revenue from Sustainable Community Networks in the past. There can be no assurances that we will meet our projections for Sustainable Community Networks in 2023 and 2024, or that we will be able to generate revenue from Sustainable Community Networks in the future. • We expect to rely on project finance capital to fund installation of our products in the Sustainable Community Networks market, and that funding may be unavailable or expensive. • We expect to have one main source of financing for the Sustainable Community Networks in 2023 and 2024. If there is a breach of that financing arrangement, it could have an adverse effect on our liquidity and our revenue and results of operations may not meet our projections. Strictly Confidential / Not for Redistribution 43

Risk Factors (Cont’d) • A significant portion of our purchased components are sourced in a small number of foreign countries, exposing us to additional risks that might not exist if our suppliers were more geographically diversified or were located in the United States. • Increases in costs, disruption of supply or shortage of materials, in particular for inverters and lithium iron phosphate cells, could harm our business. • The ongoing COVID-19 pandemic has impacted and may continue to adversely affect our supply chain, demand for our products and our business. • Our hardware and software integrated energy storage solution may not achieve broad market acceptance, which would prevent us from increasing our revenue and market share. • If demand for energy storage solutions does not grow or grows at a slower rate than we anticipate, including as a result of the ongoing COVID-19 pandemic, our business will suffer. • We depend on a small number of wholesale dealers and installers to assist in selling our products to customers. As our business grows, we will be required to find a significant number of additional dealers and installers. Loss of dealers or installers, the failure of dealers or installers to perform as expected or the inability to find additional dealers and installers could harm our business and impair our ability to meet our projections. • The success of our energy storage system may depend in part upon our ability to continue to work closely with leading solar module manufacturers. • A drop in the retail price of electricity derived from the utility grid or from alternative energy sources may reduce demand for our products and impact our ability to meet our projections for growth, revenue and results of operations. • The reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications and/or energy storage systems could reduce demand for solar photovoltaic systems and/or energy storage systems and harm our business. • Market conditions, economic uncertainty, an economic downturn or a recession could reduce demand for our products and materially harm our business. • We may, in the future, experience delays or other complications in the design, manufacture, launch and production ramp of our energy storage products which could harm our business, prospects, reputation, financial condition and operating results. Our planned expansion of our business could also subject us to additional business, financial and competitive risks. • We may experience material disruptions to our operations, including, but not limited to, natural disasters, terrorist attacks or other catastrophic events. Strictly Confidential / Not for Redistribution 44